UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2007
MOLECULAR INSIGHT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
160 Second Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)
(617) 492-5554
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 12, 2007, Molecular Insight Pharmaceuticals, Inc. issued a press release announcing the Company’s earnings for the quarter ended September 30, 2007. A copy of the release is furnished with this report as Exhibit 99.1 to this Form 8-K.
On November 12, 2007, Molecular Insight Pharmaceuticals, Inc. hosted a conference call to discuss its third quarter 2007 results. A recording of the conference call has been posted on its website at www.molecularinsight.com. A copy of the script is furnished with this report as Exhibit 99.2 to this Form 8-K.
The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits. The following exhibit is furnished pursuant to Item 2.02:

99.1	Earnings Release of Molecular Insight Pharmaceuticals dated November 12, 2007.

99.2	Conference call script dated November 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 13th day of November, 2007.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.
By:	/s/ John McCray
	Name:	John McCray
	Title:	Chief Operating Officer

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Earnings Release of Molecular Insight Pharmaceuticals dated November 12, 2007

99.2	Conference Call Script dated November 12, 2007